                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 24, 2004



                                TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


        CAYMAN ISLANDS                  333-75899                66-0582307
-------------------------------        -----------          -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 24, 2004, Transocean Inc. (the "Company") issued a press release announcing its intention to redeem all of its 6.75% Senior Notes due April 2005 on October 25, 2004. The face value of the notes is $342.3 million, and the cost to redeem the notes is expected to be approximately $351.2 million, including accrued and unpaid interest. A complete copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to Item 8.01:

EXHIBIT NUMBER           DESCRIPTION
--------------           -----------

99.1                     Transocean Inc. Press Release dated September 24, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSOCEAN INC.



Date:  September 27, 2004              By:      /s/ Eric. B. Brown
                                                -------------------------------
                                       Name:    Eric B. Brown
                                       Title:   Senior Vice President, General
                                                Counsel and Corporate Secretary

                               INDEX TO EXHIBITS


Exhibit Number        Description
--------------        -----------

    99.1              Transocean Inc. Press Release dated September 24, 2004